UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT PURSUANT
TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

May 7, 2008

Date of Report (Date of Earliest Event Reported)

HOSPIRA, INC.

(Exact Name of Registrant as Specified in Its Charter)

Delaware

(State or Other Jurisdiction of Incorporation)

1-31946	20-0504497
(Commission File Number)	(I.R.S. Employer Identification No.)

275 N. Field Drive

Lake Forest, Illinois 60045

(Address Of Principal Executive Offices, including Zip Code)

Registrant’s Telephone Number, Including Area Code:  (224) 212-2000

Not Applicable

(Former Name or Former Address, If Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐                                    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐                                    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐                                    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐                                    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02 Results of Operations and Financial Condition

The information in this Form 8-K is furnished and shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, except as shall be expressly set forth by specific reference in such filing.

In 2008, Hospira, Inc. (“Hospira”) has re-aligned its segment presentation to better reflect how the business is currently managed. Hospira has three reportable segments: Americas; Europe, Middle East and Africa (“EMEA”); and Asia Pacific (“APAC”). The Americas segment includes the United States, Canada and Latin America; the EMEA segment includes Europe, the Middle East and Africa; the APAC segment includes Asia, Japan and Australia.

Furnished in Exhibit 99.1, and incorporated by reference, is a schedule that presents Hospira’s 2007 segment financial information that has been reclassified to reflect the re-aligned segments. Additionally, this Form 8-K presents items included in the 2007 GAAP reported income (loss) before income taxes, such as:

•                  Facilities optimization charges: charges and expenses relating to the closure, or pending closures, of our Ashland, Ohio; Donegal, Ireland; and Montreal, Canada facilities and the planned departure from the North Chicago, Illinois manufacturing facility, including restructuring charges, and expenses relating to the relocation of production from the affected facilities to other facilities. Also provided are reductions of the obligations assumed in connection with the 2005 sale of the Salt Lake City, Utah facility;

•                  Acquisition and integration-related charges: the charges relating to integration activities associated with Hospira’s acquisitions, including foreign currency losses and bridge loan fees, net of refunds, to finance the Mayne Pharma Limited (“Mayne Pharma”) acquisition;

•                  Purchase accounting charges: non-cash charges relating to the inventories step-up and write-off of acquired in-process research and development related to the acquisition of Mayne Pharma and the purchase of certain clinical studies related to a compound that will be used to file for expanded medical indications;

•                  Amortization of Mayne Pharma intangible assets: non-cash amortization charges of acquired intangible assets in connection with the Mayne Pharma acquisition; and

•                  Impairment of long-lived assets: an impairment charge based on management’s decision to limit future research and development investments related to a previous acquisition of brain-function monitoring devices.

We believe that presenting the charges described above provide investors with more information to assess our operating performance and prospects. Our management uses adjusted measures as supplemental information in assessing its own performance—for example, this supplemental information is used in establishing our annual and long-term operating plans, presented to our board of directors in its review of our financial performance and considered in establishing targets under employee incentive plans. Since adjusted measures allow investors to assess our performance on a similar basis as our management assesses our performance, we believe that investors have more information to assess the performance of management in executing its goals and strategies.

The re-alignment has no impact on Hospira’s previously reported historical GAAP net sales and income from operations.

Item 9.01  Financial Statements and Exhibits

(d)     Exhibits.

This exhibit is furnished pursuant to Item 2.02 hereof and should not be deemed to be “filed” under the Securities Exchange Act of 1934.

Exhibit No.	Exhibit

99.1	Reclassified Segment Information for the four quarters of 2007 and for the full year of 2007.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HOSPIRA, INC.

Dated: May 7, 2008	By:	/s/ Brian J. Smith
Brian J. Smith
	Its:	Senior Vice President, General Counsel and Secretary